Exhibit 32.2

SUNLINK HEALTH SYSTEMS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SunLink Health Systems, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2024 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. Stockslager, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 12, 2025	/s/ Mark J. Stockslager
Mark J. Stockslager
SunLink Health Systems, Inc.
Chief Financial Officer